DEBENTURES	12 Months Ended
Dec. 31, 2011
DEBENTURES [Abstract]
DEBENTURES
NOTE 13        -      DEBENTURES

A.	Composition by repayment schedule (carrying amount):

	As of December 31, 2011
	Interest rate	2012	2013	2014	2015	2016
2005 Debentures Series B	5%	$10,236	$--	$--	$--	$--
Debentures Series D	8%	5,562	5,562	5,562	5,562	5,562
2007 Debentures series E, see Note 14	8%	27,157	--	--	--	--
2010 debentures Series F	7.8%				53,228	53,228
Jazz's New Notes (as defined in G below)	8%	--	--	--	69,061	--
		$42,955	$5,562	$5,562	$127,851	$58,790

The outstanding principal amounts of Tower debentures as of December 31, 2011 and 2010 were $177,249 and $230,612, respectively.

The outstanding principal amounts of Jazz notes as of December 31, 2011 and 2010 were $93,556 and $137,247, respectively.

If on a payment date of the principal or interest on any series of the Tower debentures there exists a breach of certain covenants and conditions under the Facility Agreement, the dates for payment of interest and principal on the debentures may be postponed under various provisions of the Facility Agreement and the terms of such debentures until such covenant or condition is satisfied.

Jazz Loan Agreement imposes certain limitations on the ability to repay the notes and/or to incur additional indebtedness without Wachovia's consent. Any default on payment of the notes at maturity, such default would trigger a cross default under the Loan Agreement, which would permit the lenders to accelerate the obligations there under, potentially requiring to repay or refinance the Loan Agreement, see also Note 10.

The Tower debentures and interest thereon are unsecured and subordinated to Tower's existing and future secured indebtedness, including indebtedness to the Israeli Banks under the Facility Agreement - see Note 16A(2), and to the government of Israel - see Note 7B.

The Jazz debentures and interest thereon are unsecured and subordinated to Jazz's existing and future secured indebtedness, including indebtedness to Wells Fargo under the Loan Agreement, see Note 10.

B.	2005 Convertible Debentures Series B

In January 2006, Tower raised $48,169 of convertible debentures by way of a rights offering. The debentures were listed for trade on the Tel-Aviv Stock Exchange and on the NASDAQ Capital Market ("Series B"). The debentures accrued annual interest at the rate of 5% which was paid, together with the principal of the remaining outstanding debentures, in one installment in January 2012. The outstanding principal amount of convertible debentures Series B as of December 31, 2011 and 2010 was $10,291 and $10,302 respectively, all of which were fully paid and redeemed in January 2012.

C.	2006 Convertible Debentures Series C

In 2006, Tower raised approximately $31,219 in a public offering of convertible debentures linked to the CPI and issued at 85% of the par value.

The convertible debentures were convertible into Tower's ordinary shares at a conversion rate of one ordinary share per NIS 8.40 principal amount of convertible debentures. The conversion price was subject to a reduction feature until June 2008, pursuant to which the conversion rate of Series C was reduced in July 2008 from NIS 8.4 to NIS 4.31. The convertible debentures carried a zero coupon with principal payable at maturity in December 2011, at a premium of 37% over principal value, linked to the CPI.  In December 2011, the outstanding amount was fully paid and the debentures were fully redeemed.

The outstanding principal amount of the convertible debentures as of December 31, 2010 was $38,823 and has been fully paid and redeemed in December 2011.

The net proceeds received were allocated to each of the components in the units sold using the relative fair value method. Tower determined the fair values of each component using the average quoted prices on the first 2 days of trading. The allocation to each component was as follows:

	Fair Values	Amount allocated at issuance
Total net proceeds received for the units issued as of issuance date		$28,752
Proceeds allocated to convertibles debentures as of issuance date based on relative fair value	$31,402	$26,735
Proceeds allocated to short term options to purchase additional debentures	246	210
Proceeds allocated to long term warrants	1,513	1,287
Proceeds allocated to short term warrants	611	520
Total allocated	$33,772	$28,752

Tower further bifurcated the conversion feature from the convertible debt using the "with and without" method. That bifurcation was done, as a next step, after the determination of the allocated proceeds described above. Following the adoption of EITF 07-5 as codified in ASC 815-40, on January 1, 2009, the conversion feature was reclassified from equity to liabilities.

The embedded feature was measured at fair value using a valuation technique that utilizes the discounted cash flows of Black-Scholes and Monte Carlo simulation. The embedded conversion feature in 2006 Convertible Debentures Series C contained a feature that adjusts the exercise price. Since the Black-Scholes model cannot be modified to capture such adjustment, such embedded feature was measured using the Monte Carlo simulation. The feature that adjusts the exercise price expired in June 2008 and since then, the Company does not use the Monte Carlo method. The assumptions included in the Black-Scholes model were (i) the market price of the Company's shares, (ii) the exercise price of the warrant or conversion rate of the conversion feature, (iii) risk-free interest,(iv) term available to exercise or redeem  the security, and (v) the volatility of the share during the relevant term. The Company determines the volatility of its share using daily historical quotes of the share. The risk free rate is determined as the rate on governmental bonds with maturity commensurate with the term of the warrant.

D.	2007 Non-Convertible Debentures Series D and Convertible Debentures Series E

In the second half of 2007, Tower consummated a private placement with Israeli institutions followed by expansion in September 2007 in a public offering of long-term convertible and non-convertible debentures and warrants, in which Tower issued (i) $27,000 aggregate principal amount of long-term non-convertible debentures, repayable in six equal annual installments beginning in December 2011 and ending in December 2016, linked to the CPI and carrying an annual interest rate of 8% ("Series D"); (ii) $ 30,000 aggregate principal amount of long-term convertible-debentures repayable in December 2012, linked to the CPI, carrying an annual interest of 8% ("Series E"), convertible into Tower's ordinary shares at a conversion rate of one ordinary share per NIS 17.2 principal amount of convertible debentures, and (iii) an aggregate of 2.7 million warrants series 6, each of which were exercisable until August 2011 for one Tower ordinary share at a price of $2.04.

The conversion price of Series E was subject to adjustments under certain limited circumstances during a two year period which ended in June 2009.  Pursuant to said terms, the conversion price was reduced to NIS 4.15. Series E are carried at fair value and the effect of the reduction in conversion price was reflected in the statement of operations in 2009 due to mark to market of the convertibles.

The exercise price of warrants series 6 was reduced from $2.04 to $1.06 under terms of the warrants.  Warrants series 6 were classified as liabilities and carried at fair value because of the adjustment feature. After the exercise price was adjusted and the adjustment feature e xpired, the warrants were adjusted to fair value (with the adjustment reflected in the statement of operations in 2009) and the warrants were reclassified to equity. Warrants series 6 expired fully in August 2011.

The outstanding principal amounts of Series D as of December 31, 2011 and 2010 were $29,464 and $37,120, respectively.

The outstanding principal amounts of Series E as of December 31, 2011 and 2010 were $27,361and $34,235, respectively.

E.	2010 Convertible Debentures Series F

In 2010, Tower filed a shelf prospectus in Israel, which became effective in September 2010. On the basis of this shelf, and pursuant to a prospectus supplement filed in Israel in October 2010, Tower raised an aggregate principal amount of approximately $100,000 through the issuance of long-term debentures ("Series F Debentures"), due in two equal installments in December 2015 and December 2016. The Series F Debentures are fully linked to the US dollar, carry an interest rate of 7.8% per annum, and will be convertible into Tower's ordinary shares during the period commencing in September 2012 and ending in December 2016, with a conversion price that shall be equal to 120% of the average trading price of Tower's ordinary shares on the Tel-Aviv Stock Exchange during the 15 trading days before September 18, 2012, provided that in no event will the price be more than NIS 6.5 (subject to certain adjustments), and not less than NIS 1.0. All these amounts, although denominated in NIS, are fully linked to the US dollar, including conversion prices discussed above.

The Series F Debentures are carried at amortized cost. The Company evaluated the conversion feature in accordance with the criteria established in ASC 815-40 "Contracts in Entity's Own Equity"  and concluded that bifurcation is not required.

F.	Convertible Notes Issued By Jazz in 2006

In 2006, Jazz completed private placements of convertible notes. The convertible notes bore interest at a rate of 8% per annum payable semi-annually and were scheduled to mature in December 2011 ("Old Notes"). In October 2011, Jazz completed a voluntary transaction to redeem early the entire remaining outstanding amount of the Old Notes.

For details regarding the exchange in July 2010 of New Notes for the Old Notes, see G below.

As of December 31, 2010, $43,691 in principal amount of the Old Notes was outstanding.

G.	Notes Issued By Jazz in 2010

In July 2010, Jazz (together with its domestic subsidiaries) and Tower, entered into an exchange agreement with certain note holders (the "Participating Holders") holding approximately $80,000 principal amount of Jazz's Old Notes. In the exchange, the participating holders exchanged their Old Notes for newly-issued 8% non-convertible notes of Jazz due June 2015 (the "New Notes") according to an exchange ratio of $1.175 face amount of New Notes for each 1.000 of Old Notes. Interest is payable semiannually on June 30 and December 31 of each year.

In addition, the Participating Holders received warrants to purchase approximately 25.3 million ordinary shares of Tower at an exercise price of $1.70 per share ("Warrants J").

The New Notes constitute unsecured obligations of Jazz, rank on parity in right of payment with all other indebtedness of Jazz, are effectively subordinated to all secured indebtedness of Jazz to the extent of the value of the collateral securing such indebtedness and are not guaranteed by Tower.

Jazz's obligations under the New Notes are guaranteed by Jazz's wholly owned domestic subsidiaries. Jazz has not provided condensed consolidated financial information for such subsidiaries because Jazz has no independent assets or operations, the subsidiary guarantees are full and unconditional and joint and several and subsidiaries of Jazz other than the subsidiary guarantors are minor. Other than the restrictions in the Loan Agreement, there are no significant restrictions on the ability of Jazz and its subsidiaries to obtain funds from their subsidiaries by loan or dividend.

Jazz applied the provisions of ASC 470-50 "Modifications and Extinguishments" to account for debt exchange. Jazz first, determined that the exchange was not considered troubled debt, mainly due to the fact that no concession was given by the creditor. Based on the provisions of ASC 470-50 Jazz determined that the exchange resulted in an extinguishment of the old debt and the issuance of a new debt.  As described above, the Warrants J and New Notes were issued to settle the Old Notes. Jazz considered the transaction to be at arm's length (the transaction was made between willing unrelated parties) and therefore evidence of fair value. Since the new debt was not traded and no quotes were available, Jazz determined the fair value of the New Notes in a manner consistent with the manner used in the allocation of the purchase price of Jazz in September 2008 by using present value techniques. This, together with the fair value of the warrants, was used to determine the value of the Old Notes on the date of the exchange and resulted in an expense of approximately $2,350, which has been recorded in the statement of operations for the year ended December 31, 2010. Since the Warrants J may be settled in cash in certain instances beyond Tower's control, the fair value of the Warrants J was recorded in liabilities and the corresponding entry was part of the overall expense of the debt exchange. The fair value of the warrants was calculated based on the Black-Scholes formula. This fair value was also confirmed by independent calculation made by the investors as evidenced by the contract.  The following assumptions were used in the fair value calculation: risk-free rate based on US treasury bills of 1.79% per annum, term of the warrants of five years, Tower's market share price immediately prior to closing date of $1.36, the exercise price of the warrants as agreed with the investors of $1.70 and the volatility of Tower ordinary shares of approximately 50%.

As of December 31, 2011 and 2010, $93,556 in principal amount of the New Notes was outstanding.